Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K of NeuLion, Inc. (the “Company”) for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 17, 2010

/s/ Nancy Li
Name:	Nancy Li
Title:	Chief Executive Officer (Principal Executive Officer)

Date:  March 17, 2010

/s/ Arthur J. McCarthy
Name:	Arthur J. McCarthy
Title:	Chief Financial Officer (Principal Financial Officer)